THE FAIRHOLME FOCUSED INCOME FUND (FOCIX)

A no-load, non-diversified fund seeking current income

SUMMARY PROSPECTUS

March 30, 2021

A series of

FAIRHOLME FUNDS, INC.

Managed by

FAIRHOLME CAPITAL MANAGEMENT

Before you invest, you may want to review the Fund’s Prospectus,

which contains more information about the Fund and its risks.

The Fund’s Prospectus and Statement of Additional Information,

both dated March 30, 2021, as may be amended or

supplemented, are incorporated by reference into this

Summary Prospectus. For free paper or electronic copies of the

Fund’s Prospectus and other information about the Fund, go to

www.fairholmefunds.com/prospectus, email a request to

investorrelations@fairholme.net, call (866) 202-2263, or ask any financial advisor, bank, or broker-dealer who offers shares of the Fund.

As of March 29, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports are no longer sent by mail, unless you have specifically requested paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports are made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at (866) 202-2263.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (866) 202-2263. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all funds held with Fairholme Funds, Inc.

THE FAIRHOLME FOCUSED INCOME FUND

(“The Income Fund”)

Investment Objective

The Income Fund seeks current income.

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy and hold shares of The Income Fund. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in shares of The Income Fund, which are not reflected in the tables or the Example below.

SHAREHOLDER FEES
(Fees Paid Directly From Your Investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None

Maximum Deferred Sales Charge (Load) (as a percentage of amount redeemed)	None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of amount reinvested)	None

ANNUAL FUND OPERATING EXPENSES
(Expenses That You Pay Each Year As A Percentage Of The Value Of Your Investment In The Income Fund)

Management Fees	1.00%

Distribution (12b-1) Fees	None

Other Expenses	0.02%

Acquired Fund Fees and Expenses	0.03%

Total Annual Fund Operating Expenses(a)	1.05%

(a)

This table does not reflect the application of the management fee waiver discussed in the section of the Prospectus entitled “Investment Management,” pursuant to which the Manager (defined below) has agreed to waive, on a voluntary basis, a portion of the management fee of The Income Fund to the extent necessary to limit the management fee paid to the Manager by The Income Fund to an annual rate of 0.80% of the daily average net asset value of The Income Fund (“Undertaking”). This Undertaking may be terminated by the Manager upon 60 days’ written notice to The Income Fund.

For more information about the management fee, see the “Investment Management” section of the Prospectus. “Acquired Fund Fees and Expenses” are those fees and expenses incurred indirectly by The Income Fund as a result of The Income Fund’s investing in securities issued by one or more investment companies, including money market funds. Please note that the Total Annual Fund Operating Expenses in the table above does not correlate to the Ratio of Net Expenses to Average Net Assets found within the “Financial Highlights” section of the Prospectus, which reflects the actual operating expenses of The Income Fund for the fiscal year ended November 30, 2020.

Example

This Example is intended to help you compare the cost of investing in The Income Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in The Income Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that The Income Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

$107	$334	$579	$1,283

The amounts shown do not reflect the application of the Undertaking.

Portfolio Turnover

The Income Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when The Income Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect The Income Fund’s performance. During the most recent fiscal year, The Income Fund’s portfolio turnover rate was 100.67% of the average value of its portfolio.

Principal Investment Strategies

Fairholme Capital Management, L.L.C. (the “Manager”), the investment adviser to The Income Fund, attempts, under normal circumstances, to achieve The Income Fund’s investment objective by investing in a focused portfolio of cash distributing securities. To maintain maximum flexibility, the securities in which The Income Fund may invest include corporate bonds and other corporate debt securities of issuers in the U.S. and foreign countries, bank debt (including bank loans and participations), government and agency debt securities of the U.S. and foreign countries (including U.S. Treasury bills), convertible bonds and other convertible securities, and equity securities, including preferred and common stock of issuers in the U.S. and foreign countries, and interests in real estate investment trusts (“REITs”). The Income Fund’s portfolio securities may be rated by one or more nationally recognized statistical rating organizations (“NRSROs”), such as Moody’s Investors Service, Inc. (“Moody’s”) or S&P Global Ratings (“S&P”), or may be unrated. The Manager may invest in securities for The Income Fund without regard to maturity or the rating of the issuer of the security. The Income Fund may invest without limit in lower-rated securities (or “junk bonds”). Lower-rated securities are those rated below “Baa” by Moody’s or below “BBB” by S&P or that have comparable ratings from other NRSROs or, if unrated, are determined to be comparable to lower-rated debt securities by the Manager.

Although The Income Fund normally holds a focused portfolio of securities, The Income Fund is not required to be fully invested in such securities and may maintain a significant portion of its total assets in cash and securities generally considered to be cash equivalents. In certain market conditions, the Manager may determine that it is appropriate for The Income Fund to hold a significant cash position for an extended period of time.

The Income Fund may also use other investment strategies and invest its assets in other types of investments, which are described in the section in the Prospectus entitled “Additional Information about the Funds’ Investments and Risks,” and in The Income Fund’s Statement of Additional Information (“SAI”).

Principal Risks of Investing in The Income Fund

General/Market Risks. The market values of securities or other investments that The Income Fund holds may fall, sometimes rapidly or unpredictably, or fail to rise for various reasons including changes or potential or perceived changes in U.S. or foreign economies, financial markets, interest rates, the liquidity of investments and other factors including terrorism, war, natural disasters and public health events and crises, including disease/virus outbreaks and epidemics. The resulting short-term and long-term effects and consequences of such events and factors on global and local economies and specific countries, regions, businesses, industries, and companies cannot necessarily be foreseen or predicted. From time to time, certain market segments (such as equity or fixed income), investment styles (such as growth or value), or other investment categories, may fall out of favor which may impair the value of an investment in The Income Fund. An investment in The Income Fund could lose money over short or long periods.

Focused Portfolio and Non-Diversification Risks. The Income Fund may have more volatility and is considered to have more risk than a fund that invests in securities of a greater number of issuers because changes in the value of a single issuer’s securities may have a more significant effect, either negative or positive, on the net asset value (“NAV”) of The Income Fund. To the extent that The Income Fund invests its assets in the securities of fewer issuers, The Income Fund will be subject to greater risk of loss if any of those securities decreases in value or becomes impaired. To the extent that The Income Fund’s investments are focused in a particular issuer, region, country, market, industry, asset class or other category, The Income Fund may be susceptible to loss due to adverse occurrences affecting that issuer, region, country, market, industry, asset class or other category.

High Yield Security Risk. Investments in fixed-income securities that are rated below investment grade by one or more NRSROs or that are unrated and are deemed by the Manager to be of similar quality (“high yield securities”) may be subject to greater risk of loss of principal and interest than investments in higher-rated fixed-income securities. High yield securities are also generally considered to be subject to greater market risk than higher-rated securities.

Cash Position Risk. To the extent that The Income Fund holds large positions in cash or cash equivalents, there is a risk of lower returns and potential lost opportunities to participate in market appreciation.

Credit Risk. The Income Fund’s investments are subject to credit risk. An issuer’s credit quality depends on its ability to pay interest on and repay its debt and other obligations. Defaulted securities (or those expected to default) are subject to additional risks in that the securities may become subject to a plan or reorganization that can diminish or eliminate their value. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for the security. Changes in economic, tax and regulatory policies, interest rates, inflation rates and government instability, war or other political or economic actions or factors may have an adverse effect on the investments of The Income Fund. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations. The Manager does not rely solely on third party credit ratings to select The Income Fund’s portfolio securities.

Interest Rate Risk. Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. Very low or negative interest rates would likely magnify the risks associated with changes in interest rates. During periods of very low or negative rates, The Income Fund’s returns would likely be adversely affected.

Equity Risk. The Income Fund is subject to the risk that stock and other equity security prices may fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of The Income Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility.

Industry/Sector Risk. To the extent The Income Fund invests or maintains a significant portion of its assets in one or more issuers in a particular industry or industry sector, The Income Fund will be subject to a greater degree to the risks particular to that industry or industry sector. Market or economic factors affecting issuers in that industry, group of related industries or sector could have a major effect on the value of The Income Fund’s investments and NAV. The Income Fund has invested in the securities of issuers in the oil and gas sectors, which include storage, transportation and exploration services. These investments expose The Income Fund to the risks of the oil and gas sectors generally, and of those issuers, including changes in regulations; fluctuations in commodity prices and interest rates; changes in supply and demand for energy products; depletion of resources; development of alternative energy sources; extreme weather conditions and natural disasters; and terrorist attacks.

Publicly Traded Partnership Risk. The Income Fund invests in publicly traded partnerships (“PTPs”), which are limited partnerships the interests in which (called “units”) are traded on public exchanges. PTPs are subject to the risks associated with their underlying assets or operating companies, which typically include assets or companies in the oil and gas sectors. PTPs are also subject to tax risk, as PTPs typically receive pass-through tax treatment and would be adversely affected if they were to loss such status. Other risks of investments in PTPs may include, among others, potential lack of liquidity of PTP units, interest rate risk, limitations on the unitholder’s voting and distribution rights, potential conflicts of interest between a PTP and its general partner, and the possibility of the PTP’s general partner requiring unitholders to sell their units at an undesirable price or time.

Illiquid Investments Risk. The Income Fund’s investments are subject to illiquid investments risk. This is the risk that the market for a security or other investment cannot accommodate an order to buy or sell the security or other investment in the desired timeframe, possibly preventing The Income Fund from selling these securities at an advantageous price. This risk includes the risk that legal or contractual restrictions on the resale of a security may affect The Income Fund’s ability to sell the security when deemed appropriate or necessary by the Manager. Derivatives and securities involving substantial market and credit risk tend to involve greater illiquid investments risk. Over recent years illiquid investments risk has increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline, and, in certain circumstances, illiquid investments risk may be greater for a particular security as a result of, among other things, changes in the markets relating to that security, increased selling of the security by market participants or increases in the size of the holding relative to other fund holdings or to the issuer’s total issuance. Market turbulence and volatility in the U.S. and non-U.S. financial markets may increase the risks associated with an investment in The Income Fund. This risk also includes the risk that trading on an exchange may be halted because of market conditions.

Small- to Medium-Capitalization Risk. Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- to mid-cap companies may have additional risks because, among other things, these companies have limited product lines, markets or financial resources.

An investment in The Income Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Further discussion about other risks of investing in The Income Fund may be found in the section in the Prospectus entitled “Additional Information about the Funds’ Investments and Risks,” and in The Income Fund’s SAI.

Past Performance

The bar chart and table set out below show The Income Fund’s historical performance, and provide some indication of the risks of investing in The Income Fund by showing changes in The Income Fund’s performance from year to year and by showing how The Income Fund’s average annual total returns for the 1-, 5-, and 10-year periods and since inception compare to the performance of the Bloomberg Barclays U.S. Aggregate Bond Index. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, and includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency). Because indices cannot be invested in directly, these index returns do not reflect a deduction for fees, expenses or taxes. The Income Fund’s past performance (before and after taxes) may not be an indication of how The Income Fund will perform in the future. Updated performance information for The Income Fund may be obtained by calling 1-866-202-2263.

Annual Returns of The Income Fund for the Last 10 Calendar Years

Best Quarter - 2nd Qtr 2013: +15.79%	Worst Quarter - 4th Qtr 2015: -9.66%

Average Annual Total Returns for The Income Fund (for the periods ended December 31, 2020)

Portfolio Returns	1 Year	5 Years	10 Years	Since Inception (12/31/2009)

Return Before Taxes	0.99%	5.87%	5.56%	6.05%

Return After Taxes on Distributions	0.80%	4.15%	3.47%	4.04%

Return After Taxes on Distributions and Sale of The Income Fund Shares	0.67%	3.95%	3.56%	4.02%

Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.51%	4.44%	3.84%	4.08%

The theoretical “after-tax” returns shown in the table are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Your actual “after-tax” returns depend on your personal tax situation and may differ from the returns shown above. Also, “after-tax” return information is not relevant to shareholders who hold shares of The Income Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). The “after-tax” returns shown in the table reflect past tax effects and are not predictive of future tax effects.

The average annual total return after taxes on distributions and sale of The Income Fund shares for the 10-year period is higher than the average annual total return after taxes on distributions for the same period because of realized losses that would have been sustained upon the sale of The Income Fund shares immediately after such 10-year period. In addition to the assumptions in the preceding paragraph, the calculation for the average annual total return after taxes on distributions and sale of The Income Fund shares assumes that an investor would have been able to immediately utilize the full realized loss to reduce his or her federal tax liability. However, actual individual tax results may vary and investors should consult their tax advisors regarding their personal tax situations.

Investment Adviser

Fairholme Capital Management, L.L.C., the Manager, provides investment advisory services to The Income Fund.

Portfolio Manager

Bruce R. Berkowitz, Chief Investment Officer of the Manager, and the President and a Director of Fairholme Funds, Inc. (the “Company”), has been The Income Fund’s lead portfolio manager since The Income Fund’s inception. Mr. Berkowitz is responsible for the day-to-day management of The Income Fund’s portfolio.

Purchase and Sale of The Income Fund Shares

Purchases of shares of The Income Fund are subject to the following minimum investment amounts (which may be waived by the Manager in its discretion):

Minimum Investment To Open Account	$10,000 for Regular Accounts	$6,000 for IRAs

Minimum Subsequent Investment (Non-Automatic Investment Plan Members)	$1,000 for Regular Accounts and IRAs

Minimum Subsequent Investment (Automatic Investment Plan Members)	$250 per month minimum

Shareholders eligible to purchase shares of The Income Fund may do so through their financial intermediaries or by contacting The Income Fund: (i) by telephone at 1-866-202-2263; or (ii) by mail addressed to c/o BNY Mellon Investment Servicing (US) Inc., P.O. Box 9692, Providence, RI 02940-9692; or (iii) by overnight delivery addressed to c/o BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, MA 01581-1722.

The Income Fund reserves the right to limit the sale of shares to new investors and existing shareholders at any time. The Income Fund may reject any order to purchase shares, and may withdraw the offering of shares at any time to any or all investors.

Shareholders may redeem shares of The Income Fund through their financial intermediaries or by contacting The Income Fund: (i) by telephone at 1-866-202-2263; (ii) by mail addressed to c/o BNY Mellon Investment Servicing (US) Inc., P.O. Box 9692, Providence, RI 02940-9692; or (iii) by overnight delivery addressed to c/o BNY Mellon Investment Servicing (US) Inc., 4400  Computer Drive, Westborough, MA 01581-1722.

Tax Information for The Income Fund

The Income Fund intends to make distributions that may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of The Income Fund through a broker-dealer or other financial intermediary (such as a bank), The Income Fund and its related companies may pay the intermediary for certain administrative and shareholder servicing functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend The Income Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.